SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                 June 4, 1996



                        NCF FINANCIAL CORPORATION
            (Exact name of Registrant as specified in its Charter)



        Delaware                   0-26510                        61-1285330
(State or other jurisdiction    (SEC File No.)                   (IRS Employer
of incorporation)                                               Identification
                                                                    Number)


119 E. Stephen Foster Avenue, Bardstown, Kentucky                   40004
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (502) 348-9278


                                 Not Applicable
             (Former name or former address, if changed since last Report)


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                           NCF FINANCIAL CORPORATION

                     INFORMATION TO BE INCLUDED IN REPORT



Item 4.  Changes in Registrant's Certifying Accountants

      NCF Financial Corporation (the "Company") has determined to discontinue the engagement of Crisp Hughes & Co., LLP ("Crisp Hughes"), its independent auditors. The Company notified Crisp Hughes, in writing, of such action on June 4, 1996. Concurrent with this decision, the Company's Board of Directors determined that it will engage Whalen, Doerr, Pike & Pawley as the Company's auditors for the year ending June 30, 1996. The determination to replace Crisp Hughes was approved by the full Board of Directors of the Company and was not due to any disagreements with Crisp Hughes as to any matters of accounting policies, procedures or practices or with respect to financial statement disclosure. Crisp Hughes' report on the financial statements for the two most recent years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Crisp Hughes was retained by the Company in March 1995, however, Crisp Hughes has audited the Company's financial statements covering the two most recent completed fiscal years.

      During the two most recent fiscal years and the subsequent interim period ended March 31, 1996 preceding the determination to discontinue the services of Crisp Hughes, there were no disagreements with Crisp Hughes on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crisp Hughes, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

      During the Company's two most recent fiscal years and the subsequent interim period ended March 31, 1996 preceding Crisp Hughes' disengagement, Crisp Hughes did not advise the Company of any of the following:

      (A) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

      (B) that information had come to Crisp Hughes' attention that had led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

      (C)(1) of the need to expand significantly the scope of the Company's audit, or that information had come to Crisp Hughes' attention during such time period that if further investigated might (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements); or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and

      (2) that due to Crisp Hughes' disengagement, or for another reason, Crisp Hughes did not so expand the scope of its audit or conduct such further investigation; or

      (D)(1) that information had come to Crisp Hughes' attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Crisp Hughes' satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and

      (2) due to Crisp Hughes' disengagement, or for any other reason, the issue has not been resolved to Crisp Hughes' satisfaction prior to its resignation.

      Crisp Hughes has been requested by the Company to review this disclosure and furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Company with respect to Crisp Hughes.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits:

            Exhibit No. 16 - Letter re change in certifying accountant





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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                NCF FINANCIAL CORPORATION



Date: June 18, 1996                             By:  /s/ A.E. Bowling
                                                     -----------------
                                                     A.E. Bowling
                                                     President and Chief
                                                       Executive Officer